UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026

McCormick & Co Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Schilling Road, Suite 1 Hunt Valley, Maryland		21031
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	MKC-V	New York Stock Exchange
Common Stock Non-Voting	MKC	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 31, 2026, McCormick & Company, Incorporated, a Maryland corporation (“McCormick”), entered into definitive agreements with Unilever PLC, a public limited company registered in England and Wales (“Unilever”), Unilever Alpha HoldCo B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands and registered with the Dutch Commercial Register (Handelsregister) under number 42017560, and wholly owned subsidiary of the Company (“DutchCo”), Sandman Corporation, a Delaware corporation and indirect, wholly owned subsidiary of Unilever (“SpinCo”), Morpheus Merger Sub I Corp., a Delaware corporation and a direct wholly owned subsidiary of McCormick (“Merger Sub I”), and Morpheus Merger Sub II, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of McCormick (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”), pursuant to which and subject to the terms and conditions therein, (1) Unilever transfer its foods business (“Unilever Foods”), subject to certain exceptions, to SpinCo, (2) Unilever will sell, or cause to be sold, certain other assets related to Unilever Foods to McCormick, or subsidiaries of McCormick, in exchange for cash payments, and to SpinCo or its subsidiaries, in exchange for intercompany notes, (3) if the aggregate amount of such intercompany notes and cash payments is less than $15,700,000,000, SpinCo will distribute a note to DutchCo (the “SpinCo Note Distribution”) in the principal amount of the difference of such payments and $15,700,000,000, (4)(a) DutchCo may in certain circumstances distribute 84.77% (subject to certain adjustments) of the issued and outstanding shares of common stock of SpinCo (the “Distributed SpinCo Shares”) to Unilever and will retain 15.23% of the issued and outstanding shares of common stock of SpinCo, and (b) Unilever will distribute to its shareholders the Distributed SpinCo Shares on a pro rata basis by way of an interim dividend in specie (the “Distribution”); provided, that, DutchCo may in certain circumstances distribute 100% of the issued and outstanding shares of common stock of SpinCo to Unilever to distribute to its shareholders, in order to obtain the desired tax treatment, as provided in the Merger Agreement (as defined below), (5) Merger Sub I will merge with and into SpinCo (the “First Merger”), with SpinCo as the surviving corporation in the First Merger (the “Surviving Corporation”), and (6) the Surviving Corporation will merge with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub II as the surviving entity. As a result of the First Merger, each share of issued and outstanding common stock of SpinCo will be automatically converted into the right to receive a number of shares of McCormick voting and non-voting common stock (together, “McCormick Common Stock”), in amounts proportionate to voting and non-voting common stock outstanding as of immediately prior to the closing of the Mergers.

When the Mergers are completed, assuming Unilever does not elect to cause DutchCo to distribute all of the stock of SpinCo held by it, Unilever shareholders will own approximately 55.1%, McCormick shareholders will own approximately 35.0%, and DutchCo will retain approximately 9.9% of each class, respectively, of the outstanding shares of McCormick Common Stock on a fully diluted basis. If Unilever elects to cause DutchCo to distribute all of the stock of SpinCo held by it, it will not retain any McCormick Common Stock and Unilever shareholders will own approximately 65% of each class, respectively, of the outstanding shares of McCormick Common Stock on a fully diluted basis. The Distribution and the Mergers, taken together, are intended to qualify as a Reverse Morris Trust transaction that is generally tax-free to Unilever’s shareholders for U.S. federal income tax purposes, except to the extent that cash is paid to Unilever’s shareholders in lieu of fractional shares in the Distribution or the Mergers. Notwithstanding such intent, Unilever may elect to change the method or structure of effecting the transactions contemplated by the Merger Agreement (as defined below) (the “Transactions”) so as to sell all or substantially all of Unilever Foods assets operated in the United States to McCormick or a subsidiary of McCormick in a transaction that is taxable for U.S. federal income tax purposes (the “U.S. Asset Sale Election”).

The definitive agreements entered into in connection with the Transactions include (1) an Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 31, 2026, by and among Unilever, DutchCo, SpinCo, McCormick, Merger Sub I and Merger Sub II, (2) a Separation and Distribution Agreement (the “Separation and Distribution Agreement”), dated as of March 31, 2026, by and among Unilever, DutchCo, SpinCo and McCormick, and (3) an Employee Matters Agreement, dated as of March 31, 2026 (the “Employee Matters Agreement”), by and among Unilever, SpinCo, DutchCo, Merger Sub I and McCormick. Certain additional agreements have been or will be entered into in connection with the transactions contemplated by the Merger Agreement and the Separation and Distribution Agreement, including, among others:

•	a Stockholders’ Agreement between DutchCo and McCormick, pursuant to which DutchCo will be subject to certain obligations with respect to its shares of McCormick Common Stock and will be provided customary registration rights;
•	a Transitional Services Agreement, which will govern the parties’ respective rights and obligations with respect to the provision of certain transition services;
•	an Asset Purchase Agreement, pursuant to which Unilever will transfer certain assets and liabilities to McCormick through a direct asset sale in exchange for cash, including certain local transfer documents that may be required pursuant to applicable local law to effect the transactions contemplated by the Asset Purchase Agreement;
•	a Tax Matters Agreement, which will govern, among other things, Unilever’s, on one hand, and Unilever Foods’s and McCormick’s, on the other hand, respective rights, responsibilities and obligations with respect to taxes and tax attributes (including potential payments for the utilization of certain tax assets generated by the Transactions), the preparation and filing of tax returns, responsibility for and preservation of the expected tax-free status of the transactions (as applicable) contemplated by the Separation and Distribution Agreement and certain other tax matters; and
•	certain intellectual property licenses, manufacturing agreements, real estate license agreements, and other agreements to be discussed by Unilever and McCormick prior to the consummation of the transactions.

The Separation and Distribution Agreement

The Separation and Distribution Agreement sets forth the terms and conditions regarding the separation of Unilever Foods from Unilever. The Separation and Distribution Agreement identifies and provides for the transfer of certain assets by Unilever and/or its subsidiaries to SpinCo, McCormick and/or their respective subsidiaries and the assumption of certain liabilities by SpinCo, McCormick and/or their respective subsidiaries from Unilever and/or its subsidiaries.

The Separation and Distribution Agreement also governs the rights and obligations of Unilever and SpinCo regarding the Distribution.

The Separation and Distribution Agreement also sets forth other agreements between Unilever, SpinCo and McCormick, including adjustments for working capital, debt and debt-like items, cash balances and transaction expenses. The Separation and Distribution Agreement governs certain aspects of the relationship between Unilever and SpinCo after the Distribution, including provisions with respect to release of claims, indemnification, insurance, access to financial and other information and access to and provision of records. The parties have mutual ongoing indemnification obligations following the Distribution with respect to certain liabilities related to Unilever Foods and the remaining Unilever business, respectively. The Separation and Distribution Agreement also provides that McCormick will guarantee certain obligations of SpinCo following the Mergers and Unilever will guarantee certain Obligations to DutchCo.

Consummation of the Distribution is subject to various conditions, including, among other things, the satisfaction or waiver of all conditions under the Merger Agreement, completion of the reorganization, Unilever’s receipt of certain solvency opinions and, if applicable, the completion of the SpinCo Note Distribution.

The foregoing description of the Separation and Distribution Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Separation and Distribution Agreement, a copy of which will be filed as soon as practicable by amendment to this Current Report on Form 8-K.

The Merger Agreement

As described above, the Merger Agreement provides that, immediately following the consummation of the Distribution, Merger Sub I will merge with and into SpinCo, with SpinCo surviving as a wholly owned subsidiary of McCormick, and immediately following the consummation of the First Merger, the Surviving Corporation will merge with and into Merger Sub II, with Merger Sub II surviving as a wholly owned subsidiary of McCormick (the “Second Merger”). As a result of the First Merger, each share of SpinCo common stock then issued and outstanding (other than certain excluded shares) will automatically be converted into the right to receive a number of shares, or in the case of fractional shares, a cash payment in lieu of fractional shares as set forth in the Merger Agreement, subject to adjustment, of McCormick Common Stock. The McCormick Common Stock for which the SpinCo common stock is exchanged will consist of an amount of voting and non-voting common stock proportionate to the amounts outstanding as of immediately prior to the closing of the Mergers. Such shares (when issued) will represent approximately 65% of the outstanding shares of McCormick Common Stock on a fully diluted basis (with McCormick shareholders retaining approximately 35.0%). Unless Unilever elects to cause DutchCo to distribute all of the stock of SpinCo to Unilever’s shareholders, as is reasonably necessary to obtain the desired tax treatment, Unilever shareholders will hold 55.1% and DutchCo will retain approximately 9.9%.

The Merger Agreement also provides that, as of immediately following the effective time of the First Merger, McCormick shall set the size of its board of directors (the “McCormick Board”) at twelve members, consisting of eight current McCormick directors and four individuals designated by Unilever. One of the four individuals designated by Unilever may be a member of management or an employee or director of Unilever.

Completion of the First Merger is subject to various closing conditions, including, among other things, (1) approval by McCormick’s shareholders of the issuance of McCormick Common Stock pursuant to the Merger Agreement (the “Share Issuance”) and certain amendments to the McCormick charter (the “Charter Amendment”); (2) the effectiveness of the McCormick registration statement on Form S-4 to be filed with the Securities and Exchange Commission (the “SEC”); and (3) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and obtaining certain other consents, authorizations, orders or approvals from governmental authorities, including certain other antitrust approvals and any foreign investment approvals.

Unilever, DutchCo, SpinCo, McCormick and the Merger Subs each make certain representations, warranties and covenants, as applicable, in the Merger Agreement, including covenants to conduct Unilever Foods and the business of McCormick and its subsidiaries in the ordinary course of business in all material respects, as applicable, and not to take certain actions during the period between signing and the effective time of the First Merger. McCormick also agrees, among other things, that neither McCormick nor any of its subsidiaries will (1) solicit alternative transactions or (2) enter into discussions concerning, or provide information or data in connection with, alternative transactions (except under limited circumstances described in the Merger Agreement, including where the McCormick Board has received a proposal that could reasonably be expected to lead to a superior proposal and failure to take such action could be inconsistent with the directors’ fiduciary duties under applicable law, subject to certain notice conditions). McCormick has also agreed that, shortly after the closing of the Mergers, it will grant replacement equity or cash awards to continuing Unilever Foods employees with a value equivalent to the value of certain Unilever equity awards that were forfeited by such employees in connection with the Separation and the Mergers, with the value of any such replacement awards in excess of an agreed cap borne by Unilever.

The Merger Agreement provides that McCormick will use reasonable best efforts to list the McCormick Common Stock on a European stock exchange to be determined by Unilever during the interim period.

The Merger Agreement contains specified termination rights for Unilever and McCormick, including (i) the right for either party to terminate the agreement if the closing has not occurred within 12 months of signing, subject to two 6 month extensions at the request of either party and (ii) the right of Unilever to terminate the Merger Agreement as a result of the McCormick Board changing its recommendation that shareholders approve the Share Issuance or the Charter Amendment, which would result in the payment of a termination fee of $420,000,000 by McCormick to Unilever, in each case as more fully described in the Merger Agreement.

Further, if the Merger Agreement is terminated under certain circumstances where an alternative transaction proposal has been publicly announced (or otherwise communicated to the McCormick Board) prior to receipt of the approval of the Share Issuance and the Charter Amendment by McCormick’s shareholders and not withdrawn within specified time periods, and McCormick consummates or enters into an alternative transaction within 12 months of such termination, then McCormick will be required to pay the $420 million termination fee to Unilever.

In addition, the Merger Agreement provides that McCormick will reimburse Unilever’s transaction-related expenses in an amount up to $75 million if the Merger Agreement is terminated because McCormick’s shareholders do not approve the Share Issuance or the Charter Amendment. The amount of the termination fee payable pursuant to the preceding two paragraphs will be reduced by the amount of any expense reimbursement paid pursuant to this paragraph.

The foregoing description of the Employee Matters Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Employee Matters Agreement, a copy of which will be filed as soon as practicable by amendment to this Current Report on Form 8-K.

Debt Financing

In connection with entering into the Merger Agreement, on March 31, 2026, McCormick entered into a commitment letter (the “Bridge Commitment Letter”) with Citigroup Global Markets Inc., Goldman Sachs Bank USA and Morgan Stanley Senior Funding, Inc. (the “Commitment Parties”), pursuant to which the Commitment Parties have agreed, subject to the terms and conditions set forth therein, to provide McCormick with certain committed financing in order to fund all or a portion of the consideration payable in the Merger pursuant to the Merger Agreement and to pay related fees and expenses.

The Bridge Commitment Letter provides for a senior unsecured 364-day bridge term loan credit facility (the “Bridge Facility”) in an aggregate principal amount of up to $15.7 billion. The Bridge Facility is intended to be available to McCormick to finance, together with other sources of funds, the acquisition and related fees and expenses in connection with the Merger and the other transactions contemplated by the Merger Agreement, in the event that McCormick has not obtained the Permanent Financing on or prior to the closing of the Merger. The Bridge Facility is subject to customary conditions precedent to funding, including the consummation of the acquisition materially in accordance with the terms of the Merger Agreement and other customary funding conditions for facilities of this type. The Bridge Facility contains customary representations, warranties, covenants and indemnification provisions.

The Bridge Commitment Letter also contemplates that McCormick will seek to obtain permanent financing in the form of senior unsecured notes and/or senior unsecured term loans prior to the closing of the Merger (collectively, the “Permanent Financing”). Commitments under the Bridge Facility will be reduced by the amount of any Permanent Financing as well as the proceeds of certain asset sales and certain other events. The receipt of financing by McCormick is not a condition to McCormick’ obligation to consummate the Merger.

Item 7.01 Regulation FD Disclosure.

On March 31, 2026, McCormick issued a press release announcing the entry into the Merger Agreement. The press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Exhibit 99.1 is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Cautionary Statement Regarding Forward-Looking Statements

Certain information contained in this document that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “will,” “aim,” “expects,” “anticipates,” “intends,” “looks,” “believes,” “vision,” “ambition,” “target,” “goal,” “plan,” “potential,” “work towards,” “may,” “milestone,” “objectives,” “outlook,” “probably,” “project,” “risk,” “continue,” “should,” “would be,” “seeks,” or the negative of these terms and other similar expressions of future performance, results, actions or events, and their negatives, are intended to identify such forward-looking statements. Forward-looking statements can be made in writing but also may be made verbally by directors, officers and employees of McCormick. The forward-looking statements contained in this document include, without limitation, the anticipated benefits of, and our plans, strategies and objectives relating to, the pending transaction with Unilever Foods.

These and other forward-looking statements are based on management’s current views and assumptions. They are not historical facts, nor are they guarantees of future performance or outcomes. Many risks, uncertainties and other factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, but not limited to: (i) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction, including changes in relevant tax and other applicable laws, and the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement; (ii) the failure to obtain necessary regulatory approvals, approval of our shareholders, anticipated tax treatment or any required financing, or to satisfy any of the other conditions to the transaction, including the risks that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, may require conditions, limitations or restrictions in connection with such approvals or that such regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; (iii) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by the parties, or at all; (iv) direct transaction costs and substantial transition and integration-related costs associated with the proposed transaction with Unilever Foods; (v) the possibility that unforeseen liabilities, future capital expenditures, revenues, expenses, charges, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies resulting from the transaction or otherwise could adversely impact anticipated combined company metrics and/or the value or expected benefit of, timing or pursuit of the transaction; (vi) the risks and costs of the pursuit and/or implementation of the anticipated separation of Unilever Foods’ business, including the anticipated timing required to complete the separation, any adjustment to the terms of the transaction and any changes to the configuration of the businesses included in the separation if implemented; (vii) uncertainties as to McCormick’s access to available financing to consummate the transaction upon acceptable terms and on a timely basis or at all; (viii) the failure to obtain the effectiveness of the registration statements for the transaction or receipt of McCormick shareholder approval for the transaction and certain related matters; (ix) the risk that combined company financial information relating to the transaction, including anticipated combined company revenues, earnings, cash flows, capital expenditures, indebtedness and other financial metrics of the combined company; (x) the risk that the anticipated ownership percentages of McCormick shareholders, Unilever shareholders and Unilever following the closing of the transaction may differ from those expected; (xi) the effect of the announcement or pendency of the transaction on Unilever Foods’ or McCormick’s business relationships, competition, business, financial condition and operating results, including risks that the transaction disrupts current plans and operations of Unilever Foods or McCormick, the ability of Unilever Foods or McCormick to retain and hire key personnel, risks related to diverting either management team’s attention from ongoing business operations, and risks associated with third-party contracts containing consent and/or other provisions that may be triggered by the transaction; (xii) the ability of McCormick to successfully integrate Unilever Foods’ operations and implement its plans, forecasts and other expectations with respect to Unilever Foods’ business or the combined business after the closing of the transaction; (xiii) the ability of McCormick to manage additional debt and successfully de-lever following the transaction; and (xiv) the outcome of any legal proceedings that may be instituted against Unilever Foods or McCormick related to the transaction; and other risks described in the company’s filings with the Securities and Exchange Commission (“SEC”), including McCormick’s Annual Report on Form 10-K for the year ended November 30, 2025 and Quarterly Report on Form 10-Q for the quarter ended February 28, 2026. Actual results could differ materially from those projected in the forward-looking statements. The company undertakes no obligation to update or revise publicly, any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

No Offer or Solicitation

This document is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Important Information and Where to Find It

This document relates to a proposed transaction among McCormick, Unilever and Unilever Foods. The parties intend to file relevant materials with the SEC, including, among other filings, a registration statement on Form S-4 to be filed by McCormick with the SEC, which will include a document that serves as a proxy statement/prospectus of McCormick in connection with the anticipated separation of Unilever Foods from Unilever and combination with McCormick, and a registration statement on Form 10 to be filed by Unilever Foods entity that serve as an information statement/prospectus in connection with the spin-off of Unilever Foods from Unilever. Each party will also file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS, INFORMATION STATEMENTS, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by McCormick, Unilever Foods or Unilever through the website maintained by the SEC at www.sec.gov.

The documents filed by McCormick with the SEC also may be obtained free of charge at McCormick’s website at https://ir.mccormick.com/ or upon written request to McCormick & Company, Incorporated, 24 Schilling Road, Suite 1, Hunt Valley, Maryland 21031, Attention: Investor Relations Department. The documents filed by Unilever Foods or Unilever with the SEC also may be obtained free of charge at upon written request to Unilever, Investor Relations Department, 100 Victoria Embankment, London EC4Y 0DY, United Kingdom.

Participants in the Solicitation

McCormick and Unilever and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from McCormick’s shareholders in connection with the proposed transaction. Information about McCormick’s directors and executive officers and their ownership of McCormick’s common stock is set forth in McCormick’s proxy statement for its 2025 Annual Meeting of Shareholders on Schedule 14A filed with the SEC on February 18, 2026. To the extent that holdings of McCormick’s securities have changed since the amounts printed in McCormick’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the direct and indirect interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. Information about the directors and executive officers of Unilever is set forth in its Annual Report on Form 20-F for the year ended December 31, 2025, which was filed with the SEC on March 12, 2026. You may obtain free copies of these documents as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated March 31, 2026*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

	By:	/s/ Jeffery D. Schwartz
Date: March 31, 2026		Jeffery D. Schwartz Vice President, General Counsel & Secretary